Exhibit 24.1


                                 PP&L RESOURCES, INC.

                             ISSUANCE OF DEBT SECURITIES

                                  POWER OF ATTORNEY
                                  -----------------



               The undersigned directors of PP&L Resources, Inc., a

          Pennsylvania corporation, hereby appoint William F. Hecht, Ronald

          E. Hill and Robert J. Grey their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and

          resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission,

          Washington, D.C., under provisions of the Securities Act of 1933,

          as amended, a registration statement or registration statements for the registration under provisions of the Securities Act of

          1933, as amended, and any other rules, regulations or

          requirements of the Securities and Exchange Commission in respect thereof, of not in excess of $400 million of debt securities of

          PP&L Resources, Inc., and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement or registration statements, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith.  The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the

          undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.


               IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 22nd day of January, 1997.


           /s/ E. Allen Deaver     L.S.       /s/ Stuart Heydt         L.S.
          -------------------------          --------------------------
          E. Allen Deaver                    Stuart Heydt


           /s/ Nance K. Dicciani   L.S.       /s/ Clifford L. Jones    L.S.
          -------------------------          --------------------------
          Nance K. Dicciani                  Clifford L. Jones


           /s/ William J. Flood    L.S.       /s/ Ruth Leventhal       L.S.
          -------------------------          --------------------------
          William J. Flood                   Ruth Leventhal


           /s/ Elmer D. Gates      L.S.       /s/ Frank A. Long        L.S.
          -------------------------          --------------------------
          Elmer D. Gates                     Frank A. Long


           /s/ Derek C. Hathaway   L.S.       /s/ Norman Robertson     L.S.
          -------------------------          --------------------------
          Derek C. Hathaway                  Norman Robertson


           /s/ William F. Hecht    L.S.
          -------------------------
          William F. Hecht